Prepayments and other current assets, net	12 Months Ended
Dec. 31, 2022
Prepayments and other current assets, net
Prepayments and other current assets, net

7.Prepayments and other current assets, net

Prepayments and other current assets, net consist of the following:

	As of December 31,
	2021	2022
	RMB	RMB
Deposits to financial partners and other vendors	24,809	10,913
Prepaid expenses	16,186	8,875
Receivables from third-party online payment platforms and business partners	1,477	1,261
Prepaid input VAT	8,618	4,577
Prepayment of intent acquisition*	100,000	—
Short-term loan to third parties	1,500	—
Advance to staff	289	—
Others	4,344	5,911
Total prepayments and other current assets	157,223	31,537
Bad debt provision	(2,136)	(8,909)
Total prepayments and other current assets, net	155,087	22,628
*

On August 16, 2021, the Group entered into an investment agreement pursuant to which it agreed to invest a cash consideration of RMB100 million for a minority interest in Beijing Xiao Benniao Information Technology Co., Ltd. (the “XBN”). Since the business performance of XBN is not satisfying, the Group terminated its investment in XBN on December 28, 2021. Pursuant to the termination of investment agreement, XBN transferred 100% interest equity of its subsidiary High Vision (Beijing) Network Technology Co., Ltd. (“High Vision”) with RMB100 million cash in bank and no other assets or liabilities to the Group. During 2022, RMB100 million in prepayment of intent acquisition were returned due to the termination of investment in High Vision.

For the years ended December 31, 2020, 2021 and 2022, the Group made provision for prepayments and other current assets in the amount of RMB1,500, RMB636 and RMB8,781, respectively.